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                                                                      EXHIBIT 23


                                  EXHIBIT 23

                   Consent of Independent Public Accountants
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-64721, 33-64723, 333-11503, 333-91531, 333-
72407, and 333-55808.



                                       /s/ Arthur Andersen LLP
                                       Arthur Andersen LLP

Cincinnati, Ohio
September 14, 2001